SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OF 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 1, 2002
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                                  Conectiv
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               Exact Name of Registrant Specified in Charter


  Delaware                            1-13895                  51-0377417
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(State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)


 800 King Street, P.O. Box 231, Wilmington, Delaware                  19899
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (302) 429-3018
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         As previously disclosed in Part II, Item 7 of Conectiv's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and in Note 13 to Conectiv's Consolidated Financial Statements contained in Part II, Item 8 of such Annual Report on Form 10-K, the agreements between Conectiv's Atlantic City Electric Company subsidiary ("ACE") and NRG Energy, Inc. ("NRG") for the sale of ACE's fossil fuel-fired electric generating plants, including the Deepwater Station and B.L. England Station, and ACE's interests in Conemaugh and Keystone Stations, were subject to termination by either party after February 28, 2002.

         NRG delivered notice to Conectiv on April 1, 2002 terminating these agreements. On April 1, 2002, Conectiv issued a press release announcing that it had received such notice from NRG.

         Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      None.

(b)      Not applicable.

(c)      Exhibits.

99.1     Press release issued by Conectiv, dated April 1, 2002 (Filed herewith).



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CONECTIV


                          By:  /s/ P.S. Reese
                             -----------------------------------------------
                              Name:  P.S. Reese
                              Title: Vice President and Treasurer



April 2, 2002